                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported )  April 25, 1997
                                                   --------------



                           CINCINNATI MICROWAVE, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Ohio                       0-13136                    31-0903863
----------------------------        ------------            --------------------
(State or other jurisdiction       (Commission               (I.R.S. Employer
         of incorporation)          File Number)            Identification No.)



   One Microwave Plaza, Cincinnati, Ohio                     45249-9502
---------------------------------------------                ----------
(Address of principal executive office)                      (Zip Code)



Registrant's telephone number, including area code    (513) 489-5400
                                                      -----------------



--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)


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Form 8-K                                              Cincinnati Microwave, Inc.


Item 2.      Acquisition or Disposition of Assets
             ------------------------------------
and

Item 5.      Other Events
             -------------

The Company announced today that it signed an Asset Purchase Agreement with Xsys New Media Technologies (Xsys) to sell SureLink II, a portion of its digital spread spectrum cordless telephone technology, for $300,000. On Friday, April 25, 1997 the Company filed a motion with the United States Bankruptcy Court, Southern District of Ohio, Western Division, for an order (i) granting authority to sell the assets to Xsys pursuant to Section 363 of the Bankruptcy Code, (ii) establishing auction procedures and (iii) setting a hearing date of May 1, 1997 on the sale of these assets.

The Company is in the process of selling its modem business and looking for buyers for the rest of its phone business. These transactions, however, are not likely to contribute more than minimum value to the creditors. These sales, coupled with the closing of the sale of the Company's real estate, will complete the sale of substantially all of the Company's assets.

At the present time, the Company is unable to complete its Annual Report on Form 10-K and its quarterly reports that will be due on Form 10-Q in a timely fashion. In lieu of filing those reports with the Securities and Exchange Commission, the Company will be filing copies of the Financial Reports that it is required to file with the United States Bankruptcy Court for the Southern District of Ohio, Western Division, each month under cover of Form 8-K within ten days of filing the Financial Reports with the Bankruptcy Court. On April 21, 1997, the Company filed its Financial Reports with the Bankruptcy Court for its operations during the period ended March, 1997. The Financial Reports consist of the following: (i) Operating Statement, (ii) Balance Sheet, (iii) Summary of Operations, (iv) Monthly Cash Statement, and (iv) Statement of Compensation.





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Form 8-K                                             Cincinnati Microwave, Inc.



Item 7.   Financial Statements and Exhibits
          ---------------------------------

(c) Exhibits.

                  99(i) - Financial reports, as amended, as filed with the United States Bankruptcy Court for the Southern District of Ohio, Western Division, for the Company's operations during the period ended March 1997 (without exhibits to the Monthly Cash Statement (Form 5)).

                  99(ii) - Agreement to provide omitted Schedules to Monthly Cash Statement upon request.

                  99(iii) - Press release of Cincinnati Microwave, Inc. dated April 28, 1997.



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, Cincinnati Microwave, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 25, 1997

                                    CINCINNATI MICROWAVE, INC.



                               By /s/ Kurt H. Stump
                                  ----------------------------------------
                                    Kurt H. Stump
                                    Vice President and Chief Financial Officer/
                                    Treasurer/Secretary